Exhibit 99.1

FC Barcelona’s Content Creation Platform, Barça Media, Enters into Business Combination Agreement with Mountain & Co. I Acquisition Corp.

•	High-growth business with audiovisual and digital divisions that produce dynamic content to engage, reward and build connections with the Club’s global fanbase

•	Transaction values the combined company at a pro-forma enterprise value of approximately US$1 billion

•	Barça Media will continue to be managed by a highly experienced team of sports, media and entertainment professionals headed by experienced Spanish media executive Toni Cruz as Chief Executive Officer

•	Business combination provides new capital to Barça Media to advance the company’s multi-pronged growth strategy

•	This is a major strategic transaction for FC Barcelona, reinforcing the digital transformation of the Club, which was initiated by the onboarding of strategic partners in 2022

BARCELONA & NEW YORK CITY (August 11, 2023) – FC Barcelona (“FC Barcelona” or the “Club”), one of the world’s most successful and storied professional football clubs, today announced that it has entered into a definitive agreement with Mountain & Co. I Acquisition Corp. (NASDAQ: MCAA), a publicly traded special purpose acquisition company, to bring its content creation platform, Barça Media (“Barça Media” or the “Business”), to the U.S. and other global financial markets.

With more than 330 million fans and 434 million television viewers during the 2021 / 2022 season alone and 421 million social media followers across the globe, FC Barcelona is one of the world’s most visible and valuable sports franchises. Barça Media centralizes the creation, production and commercialization of FC Barcelona’s audiovisual, digital and esports output. The Business incorporates substantially all of the digital content the Club has produced over the past 20 years, targeting fans of all ages around the globe. Its mission is to produce dynamic and engaging content that feeds the Club’s different distribution channels and can be promoted via FC Barcelona’s various social media platforms (Twitter, Instagram, Facebook, YouTube, Twitch), which together generated nearly 2.5 billion interactions during the 2021 / 2022 season. Barça Media also licenses content to and partners and collaborates with other best-in-class content platforms including Disney+, DirecTV, Sony Pictures, Univision, DAZN and others. Each year, Barça Media produces thousands of pieces of original content and services to grow FC Barcelona’s brand recognition and position itself to be a global digital media and entertainment powerhouse in a massive global marketplace.

The combination with Mountain & Co. I Acquisition Corp. will give Barça Media access to the U.S. capital markets to create an even stronger platform to accelerate its multi-pronged growth strategy. FC Barcelona has the largest fanbase among all professional football clubs and an exceptional brand recognition. Barça Media intends to capitalize on these factors and leverage strong market tailwinds, to produce original content that stimulates fan engagement and drives long-term profitable growth. FC Barcelona expects Barça Media to serve as an important source of revenue in the coming years and has assigned significant resources to support the Business.

“We have made considerable progress in the digital and audiovisual spaces to ensure that Barça Media will grow into a multifaceted content creation hub that leverages the power and unique assets of the world-renowned FC Barcelona brand,” commented Joan Laporta, FC Barcelona President. “The differentiated content that we have already produced has proven extremely valuable, resonating well and driving meaningful engagement with our growing global fanbase while generating new revenue streams. This step is a strategic decision that will give us additional resources to continue to grow the platform at a time when the demand for sports-themed digital content is expanding exponentially.”

Dr. Cornelius Boersch, CEO of Mountain & Co. I Acquisition Corp., commented, “Barça Media has demonstrated its ability to manufacture, market and monetize original content that reaches and resonates with FC Barcelona fans across different channels. Additionally, the Business is doing this in a highly deliberate manner that will drive sustained fan interest and support free cash flow growth. Football is already the world’s most popular sport and continues to gain traction in high-growth markets such as the United States. With the 2026 FIFA World Cup being played in 16 cities across North America, we believe it is an excellent time for this partnership and to capitalize on a growing captive audience for the authentic content the Business is creating. We look forward to partnering with the Business to further its mission.”

Key Transaction Terms

The transaction values the pro-forma company at an estimated enterprise value of approximately US$1 billion, and will provide unrestricted cash on Barça Media’s balance sheet depending on redemption levels. Upon closing, the Class A common stock of the combined company is expected to be listed on NASDAQ under the ticker symbol “BRME”.

Assuming no redemptions and no further capital raised, it is expected that the closing of the transaction will result in around 80% of the outstanding shares being owned by Barça Media’s existing shareholders, including FC Barcelona, Blaugrana Invest, S.à.r.l. and Libero Football Finance AG. FC Barcelona is expected to own a majority of the shares in Barça Media as a result of the transaction. Blaugrana Invest, S.à.r.l. which is within the corporate group of Socios.com, a leading sports and entertainment fan engagement platform, and Libero Football Finance AG, a Germany-based pan-European specialist in working capital financing for football companies, are both strategic partners of Barça Media. In connection with the transaction, Libero Football Finance AG and another purchaser, advised by NIPA Capital B.V. which will continue to manage and advise the entity, each purchased a portion of shares of the Club’s digital business from existing minority shareholders and each will be represented on the board of directors of Barça Media.

Barça Media is led by a highly experienced team of sports, media and entertainment professionals. Upon completion of the business combination, as part of a broader transition team, Mountain & Co. I Acquisition Corp.’s Chief Financial Officer Alexander Hornung and Chief Strategy Officer Dr. Thomas Middelhoff, who previously served as CEO of multinational media conglomerate Bertelsmann, will join Barça Media as Chief Financial Officer and Chief Strategy Officer, respectively.

The transaction requires the approval of shareholders of Mountain & Co. I Acquisition Corp., the approval of members of the Club’s general assembly and is subject to other customary closing conditions and is expected to close in the last quarter of 2023.

Investor Presentation Information

Investors may listen to a conference call regarding the proposed business combination on Friday, August 11, 2023 at 8:00am ET.

Investors may access the call and corresponding investor presentation with more information at www.mountain-spac.com. The investor presentation was also furnished by Mountain & Co. I Acquisition Corp. with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K, and is available on the SEC website at www.sec.gov.

Advisors

Key Capital acted as exclusive financial advisor to FC Barcelona. Perez-Llorca acted as lead legal advisor to FC Barcelona and Troutman Pepper Hamilton Sanders LLP acted as a US legal advisor to FC Barcelona. Sullivan & Cromwell LLP acted as lead legal advisor to Mountain & Co. I Acquisition Corp. Stifel acted as capital markets advisor to Mountain & Co. I Acquisition Corp. Kirkland & Ellis LLP acted as legal advisor to Stifel.

About Barça Media

Barça Media is the digital content creation platform for FC Barcelona, one of the world’s most successful and storied professional football clubs. Barça Media centralizes the creation, production and commercialization of FC Barcelona’s, digital and esports output. The Business incorporates all of the digital content the Club has produced over the past 20 years targeting fans of all ages around the globe. Its mission is to produce dynamic and engaging content that feeds FC Barcelona’s different distribution channels and can be promoted via the club’s various social media channels. Barça Media serves to capitalize on the strength of FC Barcelona’s global brand as well as strong market tailwinds to produce original digital content that stimulates fan engagement and drives long-term profitable growth.

About Mountain & Co. I Acquisition Corp.

Mountain & Co. I Acquisition Corp. is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Listed on the NASDAQ under the ticker “MCAA,” Mountain & Co. I Acquisition Corp. was formed by the founders of international investment firm Mountain Partners.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Mountain & Co. I Acquisition Corp. (“Mountain”) and Bridgeburg Invest, S.L. (the “Company”), an indirect subsidiary of the Club under a newly-formed Netherlands private limited liability company to be renamed Barça Media. In some cases, you can identify forward-looking statements by the following words: “budget,” “may,” “will,” “could,” “would,” “should,” “forecast,” “future,” “might,” “outlook,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These forward-looking statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Most of these factors are outside Mountain’s, the Company’s and Barça Media’s control and are difficult to predict. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the transaction, the satisfaction of the closing conditions to the proposed transaction, the level of redemptions by Mountain’s public shareholders, the prospects and anticipated value of Barça Media and its content, services and brand in the future, and the proceeds and benefits of the proposed transaction. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: changes in domestic and foreign business, market, financial, political and legal conditions; the ability to complete the business combination due to the requirement to obtain approval from Mountain’s shareholders and the Club’s general assembly, and to satisfy other closing conditions in the business combination agreement; the ability to successfully negotiate and enter into the ancillary agreements to the business combination agreement, including, but not limited to, the content production and license agreement; the occurrence of any event that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that have been or may be instituted against Mountain, the Company, the Club or others; the ability to recognize the anticipated benefits of the proposed transaction; the amount of redemption requests made by Mountain’s public shareholders; whether Barça Media’s shares will be approved for listing on the Nasdaq and the ability to meet stock exchange listing standards following the consummation of the proposed transaction; the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and thereafter; costs related to the proposed transaction; the Company’s ability to grow and achieve its business objectives; the effects of competition on the Company’s future business; changes in consumer viewing habits and the emergence of new content distribution platforms; the Company’s ability to execute a digital media strategy that generates the revenue anticipated; the Company’s ability to maintain, enhance and protect and the Company’s dependence on the popularity of the Club’s brand and reputation; the Company’s ability to adequately protect against media piracy; the ability of Mountain, Barça Media or the Company to issue equity or obtain financing in connection with the proposed transaction or in the future; and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by Barça Media with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of Mountain and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC.

The forward-looking statements in this communication speak only as of the date of this communication. However, while Mountain, the Company and Barça Media may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Mountain, the Company and Barça Media as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

In connection with the proposed transaction, Barça Media intends to file with the SEC a registration statement on Form F-4 that will include a prospectus with respect to Barça Media’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Mountain to vote on the proposed transaction. Shareholders of Mountain and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Barça Media, the Company, Mountain and the proposed transaction. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Mountain as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Mountain will also be able to obtain a copy of the registration statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Mountain, the Company and Barça Media and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Mountain and their ownership is set forth in Mountain’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2022 and subsequent filings, including quarterly reports on Form 10-Q and Forms 4. Information about the Company’s and Barça Media’s respective directors and executive officers and their ownership will be set forth in the preliminary and definitive proxy statement/prospectus to be included in the Registration Statement. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Mountain’s shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statement/prospectus to be included in the Registration Statement. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mountain or Barça Media, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Investors:

ICR

Jacques Cornet and Brett Milotte

BarcelonaMedia@icrinc.com

Media:

ICR

Jason Chudoba, Megan Kivlehan, Matthew Chudoba

BarcelonaMedia@icrinc.com